_______________________ SPACE ABOVE LINE FOR PROCESSING DATA ___________________

RETURN TO:                                      PREPARED BY:
Peggy H. Hey, Esq.                              Peggy H. Hey, Esq.
POYNER & SPRUILL LLP                            POYNER & SPRUILL LLP
301 South College Street, Suite 2300            301 South College Street
Charlotte, NC  28202                            Suite 2300
                                                Charlotte, NC  28202



State of North Carolina                         County of Robeson


                                          DEED OF TRUST, ASSIGNMENT OF RENTS AND
                                                    SECURITY AGREEMENT


This record, in addition to covering other property: [] covers timber to be cut; [] covers as-extracted collateral; [X] is filed as a fixture filing and covers goods that are or are to become fixtures. The real property to which the foregoing is related is described hereinbelow. The "Secured Party" is the Beneficiary identified below and the "Debtor" is the Grantor identified below. The record owner is: Grantor. This document serves as a fixture filing under the North Carolina Uniform Commercial Code (N.C.G.S ss.25-9-502).

NOTICE: THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT ("Deed of Trust"), entered into as of the effective date as stated in the DEED OF TRUST SUPPLEMENT & INFORMATION SCHEDULE ("Information Schedule") attached to this Deed of Trust, by M. J. SOFFE CO. (whether one or more, "Grantor") with a mailing address of One Soffe Drive, Fayetteville, North Carolina 28302 to SPRUILLCO, LTD. ("Trustee"), with a mailing address of 3600 Glenwood Avenue, Raleigh, North Carolina 27612, for the benefit of JAMES F. SOFFE, JOHN D. SOFFE and ANTHONY M. CIMAGLIA (collectively, the "Beneficiary"), with a mailing address of 822 Shannon Drive, Fayetteville, NC 28302, which address is the place to which all notices and communications should be sent to Beneficiary regarding this Deed of Trust.

A. Grantor desires to secure (1) the payment of the Obligations (as defined in the INFORMATION SCHEDULE), with interest thereon, and all extensions, renewals, modifications, amendments, substitutions and replacements thereof and therefor, in whole or in part, (2) the payment of all other sums, with interest thereon, advanced in accordance with the Obligations or herewith to protect the security of this Deed of Trust, or advanced to protect the rights of Beneficiary hereunder or under the Obligations, (3) the performance of the covenants and agreements contained herein and (4) the performance of the covenants and agreements contained in the Obligations and those in all documents evidencing or securing the Obligations, by a conveyance of Grantor's interest in the lands and improvements and a grant of the security interests hereinafter described.

B. The maximum principal amount of the Obligations that may be secured by this Deed of Trust at any one time is an amount up to Twenty Million Dollars ($20,000,000.00). The current principal amount of the Obligations outstanding which are secured by this Deed of Trust as of the date hereof (including any amounts which have been advanced prior to the date hereof) is Twenty Million Dollars ($20,000,000).

C. The Obligations shall be evidenced by one or more instruments (to include promissory notes), supporting obligations (to include guarantees), and other evidences of an indebtedness or other obligation owing to Beneficiary by the person identified on the INFORMATION SCHEDULE under the heading "Obligations" as the obligor, such evidences of indebtedness or other obligation and all extensions, renewals, modifications, amendments, substitutions and replacements thereof and therefor to be in a written form, the terms and conditions (including the maturity dates of the Obligations) of which are incorporated herein by reference, and which Obligations may contain provisions for the adjustment of the interest rate or rates, adjustments in payments, extension or renewal of the term or terms, among other things.

NOW, THEREFORE, in consideration of the premises and for the purpose of securing the Obligations and the other indebtedness and obligations as aforesaid, and in further consideration of the sum of Ten Dollars ($10) paid to Grantor by Trustee, receipt of which is hereby acknowledged, Grantor has given, granted, bargained, sold and conveyed, and by these presents does give, grant, bargain, sell and convey unto Trustee, his heirs, successors and assigns, with power of sale, for the benefit of Beneficiary and upon the representations, warranties, covenants, terms and conditions set forth in this Deed of Trust, all of Grantor's right, title and interest in and to (1) the parcels of land described on EXHIBIT A, (2) the rights and benefits appurtenant to said parcels of land and (3) the buildings and other improvements (to include manufactured homes) now located thereon and thereunder and those which in the future may be or may come to be located thereon and thereunder (collectively, the "Property"), together with all equipment, fixtures, standing timber, crops grown, growing and to be grown on the Property (to include crops that are produced on trees, vines and bushes, and aquatic goods) and other farm products (to include livestock - born and unborn, supplies and products of crops and livestock), oil, gas and other minerals and as-extracted collateral owned by Grantor and that in which the Grantor has any rights and interests, both now existing and located in, on, over and under the Property and that which may be hereafter acquired and located as aforesaid, whether used in connection with the ownership, possession, operation and maintenance of the Property, or otherwise (collectively, the "Collateral" and the Collateral includes any and all of the proceeds and products thereof, including insurance and condemnation proceeds, accessions and additions thereto, and replacements and substitutions therefor).

TO HAVE AND TO HOLD the Property and Collateral, with all the rights, privileges and appurtenances thereunto belonging or appertaining to Trustee, his heirs, successors and assigns, forever, upon the trusts and for the uses and purposes herein set out.

Grantor covenants with Trustee that it is seized of the Property in fee, that it is seized of the Collateral in fee, and has the right to convey its interest in the Property and Collateral as provided herein; that title is marketable and free and clear of all encumbrances; and that it will warrant and defend the title to the Property and Collateral against the lawful claims of all persons whomsoever that arise from and after the date of the stock purchase as set forth in the Stock Purchase Agreement (defined herein), except (with respect to all of this paragraph) for all of the exceptions set forth in the INFORMATION SCHEDULE under the heading "Permitted Liens", or such other exhibit or schedule, if any, attached to this Deed of Trust.

Grantor represents, warrants, covenants and agrees with Trustee and Beneficiary as set forth above and in the Sections set forth hereinbelow:

Section 1. Payment of Amounts Due under the Obligations. Grantor shall pay when due all amounts owing by it, and perform all other obligations required to be performed from time to time by it, under each and all of the Obligations and this Deed of Trust.

Section 2. Payment of Taxes, Assessments and other Amounts; Maintenance of Insurance.

     2.1 Payment of Taxes, etc. Grantor covenants and agrees that it will pay when due, all taxes, assessments, levies and charges upon or against the Property and upon or against the Collateral, of every character which are now liens thereon and any which may hereafter become liens thereon; and upon Beneficiary's request, immediately deliver to Beneficiary official receipts therefor. To the extent Grantor does not so pay, Beneficiary may, at its option, pay any such taxes, assessments, levies and charges against the Property and those against the Collateral, and the official receipts therefor shall be conclusive evidence of payment, the amount due and validity thereof. Any amounts so expended shall immediately become debts due by Grantor payable on demand, shall bear interest at the Contract Rate, and their payment shall be secured by this Deed of Trust.

     2.2 Insurance. Grantor covenants and agrees that it will keep the Property and Collateral insured against loss and damage by fire, tornado and windstorm, and against such other hazards, events and circumstances as Beneficiary may reasonably require, in reasonable amounts, for the benefit of Beneficiary, loss, if any, to be made payable in the policy or policies of insurance to Beneficiary as its interest may appear, the loss payable clauses to be in such form as Beneficiary may reasonably require. All insurance shall be in companies reasonably approved by Beneficiary copies of the policies and renewals thereof shall, when issued, be immediately delivered to Beneficiary to be held by it, and all insurance policies shall provide for at least thirty (30) days prior written notice of cancellation to Beneficiary. Grantor will pay all premiums for such insurance when due and if requested of Beneficiary, deliver to Beneficiary official receipts therefor. To the extent Grantor does not so pay, Beneficiary may, at its option, pay the same and any amounts so expended shall immediately become debts due by Grantor payable on demand, shall bear interest at the Contract Rate, and their payment shall be secured by this Deed of Trust. In the event of loss, Grantor will give immediate notice by mail to Beneficiary, who may make proof of loss if not made promptly by Grantor. The proceeds of any insurance, or any part thereof, may be applied by Grantor, at its option, either to the reduction of the indebtedness hereby secured in such order as Grantor so determines in its discretion, or to the restoration or repair of the Property and the Collateral - unless applicable law prohibits Grantor from electing between those two options, in which event the proceeds shall be applied as applicable law mandates.

     2.3 Escrow Accounts. After Grantor's failure to pay and, if Beneficiary requires and the Property or Collateral is not subject to a superior deed of trust for which the Beneficiary of such has not paid, then Grantor agrees to pay and shall pay on the first day of each month or such other day as Beneficiary may direct, to Beneficiary or to its duly authorized representative, a sum equal to one-twelfth of the known or estimated (by Beneficiary) yearly taxes, assessments and insurance premiums on or against the Property and the
Collateral. Beneficiary shall be under no obligation to pay interest on such payments, unless payment of interest is mandated under applicable law and then only the minimum amount required under applicable law. Beneficiary shall hold and apply such payments to the payment of taxes, assessments and insurance premiums as and when due. If the total of such monthly payments shall exceed the amount needed, the excess shall be held for future needs, unless a different application is mandated under applicable law; but, should such monthly payments at any time fail to provide sufficient funds to pay taxes, assessments and insurance premiums when due, then Grantor shall, upon written demand, pay to Beneficiary, within ten (10) days of receipt of such demand, the amount necessary to cover the deficiency. In the event of a foreclosure sale or deed-in-lieu thereof, Beneficiary may apply any balance remaining of the funds accumulated for the above purposes to the payment of the indebtedness secured by this Deed of Trust, unless such application is prohibited under applicable law.

Section 3. Maintenance of the Property. Grantor covenants and agrees that (1) it will not commit or permit any waste to the Property and the Collateral, and will keep the Property and Collateral in as good order, repair and condition as it is now, reasonable wear and tear excepted, and (2) it will do and cause to be done
- and refrain from doing and causing to be done - such acts relating to the Property and the Collateral as Beneficiary may, from time to time, reasonably request. Beneficiary shall have the right to inspect, at all reasonable times, the Property and Collateral.

Section 4. Assignment of Rents, Leases and Profits; Management of Property; Appointment of Receiver. As further security for the payment of the Obligations and the other indebtedness and obligations secured by this Deed of Trust, if and when the Property or Collateral is not subject to a superior deed of trust, Grantor will assign to Trustee and Beneficiary all rents, profits, revenues, royalties, accounts, moneys, contract rights, leases, intangible rights and other benefits arising from, related to and otherwise connected to or flowing from the Property and the Collateral, all of which are a part of and included as a subset within the terms "Property" and "Collateral" (the rents, profits, etc. are collectively, the "Rents and Profits"); and Beneficiary shall have the absolute and unconditional right, upon and during the continuance of an Event of Default hereunder, either by entering upon and taking possession of either or both the Property and the Collateral, or otherwise, to rent or continue renting the same, at any reasonable rate of rent determined by Beneficiary and to otherwise manage and operate the Property and the Collateral in such manner as it deems necessary or appropriate, to collect the Rents and Profits, and, after deducting from any Rents and Profits actually collected from the management and operation of the Property and the Collateral the costs and expenses thereof (including, without limitation, payment of all expenses related to the Property and the Collateral as may be required or permitted under this Deed of Trust or which may be necessary to protect the security of this Deed of Trust, as Beneficiary in its reasonable discretion deems appropriate), to apply the remainder to payment of the Obligations secured hereby and any other indebtedness and obligations secured hereby, in such order as Beneficiary may determine, unless a specific order of application is mandated under applicable law. Also, if and when the Property or Collateral is not subject to a prior deed of trust and upon and during the continuance of an Event of Default, Beneficiary shall have the absolute and unconditional right to apply for and to obtain the appointment of a receiver or similar official for all or a portion of the Property and the Collateral, to, among other things, manage and operate the Property and the Collateral, or any part thereof or interest therein, and to collect and apply the Rents and Profits as provided above. In the event of such application, Grantor consents to the appointment of such receiver or similar official and agrees that such receiver or similar official may be appointed without notice to Grantor (unless notice is mandated under applicable law and then with only such minimum notice as may be mandated under applicable law), without regard to the adequacy of any security for the indebtedness secured hereby and without regard to the solvency of Grantor or any other person who may be liable for the payment of the Obligations or any other indebtedness or obligations secured hereunder - unless thresholds for adequacy of security or solvency are mandated by applicable law and then with only the minimum thresholds so mandated. All expenses related to the appointment of a receiver or other similar official hereunder shall be the responsibility of Grantor, but if paid by Beneficiary, Grantor hereby agrees to pay to Beneficiary, immediately and without demand, all such expenses, together with interest thereon from the date of payment of the same at the Contract Rate. All sums so paid by Beneficiary, and the interest thereon, shall be added to and be secured by the lien of this Deed of Trust. This provision is subordinate to the collateral assignment contained in the Congress Deed of Trust and any collateral assignment executed pursuant to the Congress Deed of Trust or concerning the indebtedness secured by the Congress Deed of Trust.

Section 5. Condemnation. Subject to the rights of any superior holder of a deed of trust on the Property or Collateral, unless otherwise prohibited by applicable law, Grantor covenants and agrees that in the event of a condemnation, or other taking by eminent domain or other proceeding, of the Property and the Collateral, or any part of or interest, right or estate in either or both. Grantor shall have the right to apply the proceeds to the Obligations or to acquire additional property to replace the Property and the Collateral.

Section 6. Sale or Transfer of Property; Junior Liens. Except as provided in the INFORMATION SCHEDULE under the heading "Jurisdiction Specific Provisions", Grantor covenants and agrees that the sale, conveyance-in-lieu-of-condemnation, lease, demise, further encumbrance (including, without limitation, by way of mortgage, deed of trust, security deed, deed to secure debt, declaration of trust, assignment, pledge or security agreement), transfer or other disposition by Grantor, either directly or indirectly, voluntarily or involuntarily, of all or any material part of the Property or the Collateral, or any material interest, right or estate in either or both, without Beneficiary's prior written consent, which may not be withheld unreasonably, shall be an Event of Default under this Deed of Trust and shall entitle Beneficiary to exercise, at its option, any and all rights and remedies provided to Beneficiary under this Deed of Trust upon and during the continuance of an Event of Default; provided, however, if Grantor has the written consent of the holder of the Congress Deed of Trust to do such act then it shall not need the consent of Beneficiary.

Section 7. Security Agreement; Harmonization of Conflicts. Grantor hereby grants to Beneficiary a security interest in the Collateral and any of the Property constituting personal property for the purpose of securing the payment of the Obligations, with interest thereon, and extensions, renewals, modifications and amendments thereof, or substitutions and replacements therefor, in whole or in part, the payment of all other sums, with interest thereon, at the Contract Rate, advanced in accordance with the Obligations or hereunder to protect the security of this Deed of Trust, or advanced to protect the rights of Beneficiary hereunder or under the Obligations, and to secure the performance of the covenants and agreements contained herein and in the Obligations. This Deed of Trust constitutes a "security agreement" with respect to the Collateral and the Property constituting personal property as that term is now or hereafter used in the Uniform Commercial Code as enacted in the jurisdiction whose laws govern this Deed of Trust, and Beneficiary shall have all of the rights and remedies provided to a secured party now or hereafter under the Uniform Commercial Code as enacted in such jurisdiction, including, without limitation, the right to proceed against the Collateral and the Property constituting personal property in accordance with the provisions of the Uniform Commercial Code relating to default and enforcement of a security interest by a secured party, or to instruct the Trustee to proceed as to the Collateral and the Property, including, without limitation, that which constitutes personal property, in accordance with laws applicable to foreclosure of real estate interests in the jurisdiction whose laws govern this Deed of Trust, as provided herein. If Grantor has executed and delivered to Beneficiary a separate security agreement or agreements in connection with any or all of the Obligations, that security agreement or those security agreements and the security interests created therein shall be in addition to and not in substitution of this Deed of Trust and the liens and security interests created hereby and this Deed of Trust shall be in addition to and not in substitution of the other security agreement or agreements and the security interests created thereby. In all cases this Deed of Trust and the aforesaid security agreement or agreements, shall be applied and enforced in harmony with and in conjunction with each other to the end that Beneficiary realizes fully upon its rights and remedies in each and the liens and security interests created by each; and, to the extent conflicts exist between this Deed of Trust and the other security agreements or records, they shall be resolved in favor of Beneficiary for the purpose of achieving the full realization of Beneficiary's rights and remedies and the liens and security interests as aforesaid.

Section 8. Third Party Grantors. Any Grantor who executes this Deed of Trust but is not a party to or obligated on any of the Indebtedness included in the Obligations, is executing this Deed of Trust to mortgage, grant and convey Grantor's interest in the Property and the Collateral under the terms of this Deed of Trust and, except as otherwise provided in this Deed of Trust with respect to obligations of Grantor hereunder or referred to in this Deed of Trust, is not personally obligated to pay the sums secured by this Deed of Trust over and above the value of the Property and the Collateral and the loss such Grantor will incur from a foreclosure thereon or from delivery of a deed-in-lieu of foreclosure.

Section 9.        Legal Matters.

     9.1 Compliance with Laws. Grantor represents and warrants to Beneficiary, after due inquiry and investigation, that while Beneficiary has any interest in or lien upon the Property, the Property and Collateral at all times hereafter will continue to be in substantially full compliance with all applicable federal, state and local laws, regulations, ordinances, directives, orders, guidelines and advisory opinions, including, without limitation, (i) environmental laws, regulations, ordinances, directives, orders, guidelines and advisory opinions, (ii) laws, regulations, ordinances, directives, orders, guidelines and advisory opinions relating to access to, from, in, around and over the Property by persons with physical or other disabilities (e.g. Americans With Disabilities Act of 1990 (42 U.S.C. ss.12101 et seq.) and regulations and guidelines promulgated thereunder and any similarly motivated state and local laws and regulations) and (iii) other laws, regulations, ordinances, directives, orders, guidelines and advisory opinions relating to public health, welfare and safety. Grantor will constantly maintain all licenses, permits and approvals required with respect thereto, and will remain in substantially full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals.

     9.2 Notices. Grantor represents and warrants to Beneficiary that it will promptly notify Beneficiary of any change in the nature or extent of any hazardous substances located or maintained on, in or under the Property or used in connection with the Property or Collateral. Grantor covenants and agrees to immediately transmit to Beneficiary copies of any regulatory notices received with respect to any hazardous substances affecting the Property or Collateral.

     9.3 Indemnification. Grantor shall indemnify and hold Beneficiary and Trustee harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including, without limitation, clean-up costs), judgments and expenses (including, without limitation, reasonable attorneys', consultants' and experts' fees and expenses) of every kind and nature suffered by or asserted against Beneficiary or Trustee as a direct or indirect result of: (1) any breach by Grantor of a covenant or agreement in this
SECTION 9; or (2) any requirement under any federal, state or local law, regulation, ordinance, directive, order, guideline or advisory opinion which requires the elimination, removal, containment or control of any hazardous substances that are brought onto the Property after the date hereof but not including any damages, penalties, fines, claims, liens, suits, liabilities, costs, judgments and expenses that are caused by any Beneficiary's negligent acts or omissions in his capacity as an employee of Grantor after the date hereof. Grantor's obligations hereunder to Beneficiary shall not be limited by the term of the Obligations secured hereby, and, as to any act or event occurring prior to payment in full and satisfaction of the Obligations but after the stock purchase as evidenced by the Stock Purchase Agreement and all other indebtedness and obligations under this Deed of Trust, Grantor's obligations hereunder shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Obligations and this Deed of Trust or foreclosure under this Deed of Trust or delivery of a deed-in-lieu of foreclosure.

Section 10.       Events of Default.  Remedies Upon Default.

     10.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder: (1) the failure of Grantor to make any payment due under any or all of the Obligations within three
(3) business days after such payment first becomes due; (2) the occurrence of an event of default (other than a payment default) under any or all of the Obligations (as such event of default is defined in the document evidencing the applicable Obligation); (3) Grantor's breach of any of the terms or covenants contained in this Deed of Trust or the occurrence of some other default under this Deed of Trust; provided that Beneficiary gives notice to Grantor of such failure identifying such notice as a default notice given pursuant to this Deed of Trust, and such failure remains uncured for 30 days after Grantor's receipt of such notice (or, in the case of a failure that is not capable of being cured in such 30-day period, for such longer period as may be required for Grantor to cure such failure acting with due diligence, but in no event exceeding 120 days); (4) the actual or threatened uninsured demolition, injury or waste to the Property, the Collateral, or any material part of either or both, which, in the reasonable opinion of Beneficiary, may materially impair its value; (5) the Property, the Collateral, or any material part of either or both, or interest therein, is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within thirty (30) days, or if Grantor is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon all or any material part of the Property or Collateral or any interest therein, or if a notice of lien, levy or assessment is filed of record with respect to the Property or Collateral, or any material part thereof or interest therein, by any person, and the same is not paid within thirty (30) days after Grantor receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Grantor; (6) the insolvency of Grantor, or the appointment of a receiver for, or the filing of a petition of bankruptcy by or against Grantor; or (7) the execution or foreclosure on, or the giving of any notice relative to the planned execution or foreclosure on any security interest in or lien upon the Property or the Collateral, or any material part thereof, or any interest therein, to which the security interest and lien of this Deed of Trust is subordinate to. Notwithstanding the foregoing, the failure of Grantor to make any payment under any or all of the Obligations shall not constitute an Event of Default to the extent that Beneficiary is prohibited from accepting such payment (the "Restricted Payment Amount") pursuant to the terms of the Subordination Agreement dated as of the date hereof among Grantor, Beneficiary, and the Senior Lender.

     10.2 Rights and Remedies. Upon and during the continuance of an Event of Default under SECTION 10.1 or any other event defined in this Deed of Trust as an "Event of Default", Beneficiary and Trustee shall have the rights and remedies set forth in SECTIONS 10.2.1 THROUGH 10.2.4., in addition to their other rights and remedies set forth in this Deed of Trust.

          10.2.1 Accelerate Obligations. Beneficiary shall have the right, at its option, to declare all amounts payable under any or all of the Obligations, as well as any or all of the other indebtedness and obligations secured hereby that are not already due hereunder, to be immediately due and payable without demand or any notice (unless notice is required under any of the Obligations or by law, then such notice as may be required under the Obligations or by law), whereupon the same shall become immediately due and payable, regardless of the maturity date thereof.

          10.2.2 Protection of Security. Beneficiary, without any obligation on its part to determine the validity or necessity thereof, may do and cause to be done any one or more of the following: (1) pay the sums for which Grantor is obligated, (2) perform or cause to be performed the obligations of Grantor or (3) take such other actions as Beneficiary deems necessary to maintain, protect, repair, restore and preserve the Property and the Collateral, and the lien created by this Deed of Trust, and, in connection therewith, Beneficiary may advance, pay or expend such sums as may be proper or necessary for the maintenance, protection, repair, restoration and preservation of the Property and the Collateral, to maintain insurance (including, without limitation, title insurance), to provide security guards and systems to protect the Property and the Collateral and intervene in any condemnation, foreclosure and other proceedings or disputes affecting the Property or the Collateral. Grantor hereby agrees to pay to Beneficiary, immediately and without demand, all such sums so advanced, paid or expended, together with interest thereon from the date of each payment at the Contract Rate. All sums so advanced, paid or expended by Beneficiary, and the interest thereon, shall be added to and be secured by the lien of this Deed of Trust. Any amounts advanced, paid or expended shall be at Beneficiary's sole option and shall not constitute a waiver of any Event of Default or right arising from the occurrence of an Event of Default.

          10.2.3 Foreclosure. Beneficiary shall have the right, at its option, to exercise the rights and remedies set forth in the INFORMATION SCHEDULE under the heading "Jurisdiction Specific Provisions". In any foreclosure sale or sales, the Beneficiary shall have the right to sell or cause to be sold either or both the Property and the Collateral, or parts thereof or interests therein, subject to any liens, security interests and other encumbrances and rights which are subordinate to the lien and security interest hereof, including without limitation, any leases which may be subordinate hereto; and any such sale or sales shall not release Grantor or any other person obligated on the Obligations or the other indebtedness and obligations secured hereby, and shall not provide to them any claim or defense in any action or proceeding brought hereunder by Beneficiary or otherwise brought by Beneficiary to collect full payment of the indebtedness and other obligations secured hereby.

          10.2.4 Discontinuance of Proceedings; Position of Parties Restored. If Beneficiary shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Beneficiary, then and in every such case Grantor and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceedings had occurred or had been taken.

Section 11.       Miscellaneous.

     11.1 Incorporation of Exhibits. All exhibits, supplements, schedules, addenda and other attachments to this Deed of Trust are by this reference incorporated herein and made a part hereof as if fully set forth in the body of this Deed of Trust. The recitals set forth in this Deed of Trust are also a part of this Deed of Trust.

     11.2 Maintenance of Records by Beneficiary. Beneficiary is authorized to maintain, store and otherwise retain evidences of the Obligations, this Deed of Trust, any separate security agreements and other agreements executed or delivered or to be executed or delivered by Grantor or others on Grantor's behalf to Trustee or Beneficiary in their original, inscribed tangible form or a record thereof in an electronic medium or other non-tangible medium which permits such record to be retrieved in a perceivable form.

     11.3 Accuracy of Information Regarding Grantor. Grantor represents to Beneficiary the information contained in this Deed of Trust and other information provided to Beneficiary by or on behalf of Grantor is true, accurate and correct in all material respects and Grantor agrees to promptly inform Beneficiary in writing of any material changes therein or any inaccuracies thereto, such notices to be addressed to Beneficiary and mailed, postage prepaid, to Beneficiary's address set forth herein.

     11.4 No Deductions for Taxes or Withholdings; Documentary Taxes. All payments made by Grantor under this Deed of Trust shall be made by Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, to the extent not prohibited by applicable law and notwithstanding who is liable for payment of the taxes or fees, Grantor shall pay upon demand any stamp tax, documentary tax, intangible tax and other taxes, levies and charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Deed of Trust.

     11.5 Marshalling of Assets. Grantor hereby waives, to the extent permitted by law, the benefit of all homestead, appraisement, valuation, stay, extension, reinstatement and redemption laws now in force and any hereafter arising and in force and all rights of marshalling in the event of any sale hereunder of the Property, the Collateral or any part or any interest in either or both.

     11.6 Waiver of Statutory Rights. Grantor waives any right to require Beneficiary to bring any action against any other person or to require that resort be had to any security or to any balances of any deposit or other accounts on the books of Beneficiary in favor of any other person; and, without limiting the foregoing, but in furtherance thereof, Grantor waives any rights Grantor otherwise might have or have had under the statutory provisions identified in the INFORMATION SCHEDULE under the heading "Jurisdiction Specific Provisions", or any other laws that require or may require Beneficiary to recover against some other person, or to realize upon any security which Beneficiary holds for the Obligations.

     11.7 Jury; Venue; Jurisdiction. This Deed of Trust shall be deemed to have been executed and delivered in the jurisdiction listed on the INFORMATION SCHEDULE as the jurisdiction whose laws govern this Deed of Trust, regardless of where the signatories may be located at the time of execution and shall be governed by and construed in accordance with the substantive laws of such jurisdiction, excluding, however, the conflict of law and choice of law provisions thereof. BENEFICIARY AND GRANTOR, TO THE EXTENT PERMITTED BY LAW, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING FROM OR RELATED TO THIS DEED OF TRUST.

     11.8 Cumulative Rights, etc. The rights, powers and remedies of Beneficiary under this Deed of Trust shall be in addition to all rights, powers and remedies given to Beneficiary at law and in equity, and in any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised by Beneficiary from time to time and at any number of times successively, concurrently and alternatively without impairing Beneficiary's rights under this Deed of Trust.

     11.9 No Waiver; No Invalidity. No delay or forbearance by Beneficiary in exercising any or all of its rights and remedies hereunder or rights and remedies otherwise afforded by law or in equity shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any Event of Default as set forth herein or in the event of any subsequent Event of Default hereunder. Also, no act or inaction of Beneficiary under this Deed of Trust shall be deemed to constitute or establish a "course of performance or dealing" that would require Beneficiary to so act or refrain from acting in any particular manner at a later time under similar or dissimilar circumstances. Wherever possible, each provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Deed of Trust shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Deed of Trust.

     11.10 No Oral Change. Subject to the exercise by Beneficiary of its rights and remedies as set forth in this Deed of Trust and without limiting any of such rights and remedies, this Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or Beneficiary, but only by an agreement in writing, signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     11.11 No Usury. Beneficiary does not intend to and shall not reserve, charge or collect interest, fees or charges hereunder in excess of the maximum rates or amounts permitted by applicable law. If any interest, fees or charges are reserved, charged or collected in excess of the maximum rates or amounts, it shall be construed as a mutual mistake by Beneficiary, Grantor and the person making the payment if different from Grantor, and appropriate adjustments shall be made by Beneficiary and to the extent paid, the excess shall be returned to the person making such a payment.

     11.12 Power of Attorney; Financing Statements. Grantor does hereby irrevocably constitute and appoint Beneficiary its true and lawful attorney with full power of substitution, for it and in its name, place and stead, to execute, deliver or file such agreements, documents, notices, financing statements and records as Beneficiary, in its reasonable discretion, deems necessary to effect the terms and conditions of this Deed of Trust and to otherwise protect the security of the liens and security interests created by this Deed of Trust; and, to the extent Beneficiary reasonably deems necessary, to make public in financing statements or other public filings such information regarding Grantor as Beneficiary reasonably deems necessary, including, without limitation, federal tax identification numbers, social security numbers and other identifying information. The foregoing appointment is and the same shall be coupled with an interest in favor of Beneficiary.

     11.13 Payment of Expenses. Without limiting any other provision of this Deed of Trust relating to Grantor's payment of costs and expenses incurred by Beneficiary and those incurred on behalf of Beneficiary, but in addition thereto, Grantor shall pay to Beneficiary, on demand, any and all costs and expenses, including, without limitation, reasonable legal expenses and reasonable attorneys' fees, fees of legal assistants and fees and expenses of other professionals and service providers, incurred or paid by Beneficiary and those incurred or paid on behalf of Beneficiary in doing any one or more of reasonably protecting its interest in the Property and the Collateral, reasonably collecting any amount payable hereunder or secured hereby and reasonably enforcing its rights hereunder with respect to the Property and the Collateral (including, without limitation, commencing any foreclosure action or prosecuting or defending any legal or equitable proceeding), together with interest thereon at the Contract Rate from the date paid or incurred by or on behalf of Beneficiary until such costs and expenses are paid by Grantor. All sums so paid or expended by Beneficiary, and the interest thereon, shall be added to and be secured by the lien of this Deed of Trust.

     11.14 Successors and Assigns. The covenants, terms and conditions herein contained shall bind, and the benefits and powers shall inure to, the respective heirs, executors, administrators, successors and assigns of the parties hereto, as well as any persons who become bound to this Deed of Trust as a debtor, but nothing herein contained shall alter or negate the provisions of SECTION 6. The term "Beneficiary" shall include any payee of the Obligations or other indebtedness or obligations hereby secured and any permitted transferee (as determined by the Stock Pledge Agreement between and among Beneficiary, Grantor and other parties dated of even date herewith ("STOCK PURCHASE AGREEMENT") or assignee thereof, whether by operation of law or otherwise.

     11.15 Notices. All notices, certificates, requests for information and other communications hereunder shall be deemed given when mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses of the parties as set forth in this Deed of Trust. Grantor, Trustee and the Beneficiary may, by written notice given hereunder, designate a different address where communications should be sent.

     11.16 Use and Application of Terms. In using and applying the various terms, provisions and conditions in this Deed of Trust, the following shall apply: (1) the terms "hereby", "hereof", "herein", "hereunder", and any similar words, refer to this Deed of Trust; (2) words in the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular numbered meaning include the plural number, and vice versa; (3) words importing persons include firms, companies, associations, general partnerships, limited partnerships, limited liability partnerships, limited liability limited partnerships, limited liability companies, trusts, business trusts, corporations and other legal organizations, including public and quasi-public bodies, as well as individuals; (4) the use of the terms "including" or "included in", or the use of examples generally, are not intended to be limiting, but shall mean, without limitation, the examples provided and others that are not listed, whether similar or dissimilar; (5) the phrase "costs and expenses", or variations thereof, shall include, without limitation, reasonable attorneys' fees and fees of legal assistants, and reasonable fees of accountants, engineers, surveyors, appraisers and other professionals or experts
- and all references to attorneys' fees or fees of legal assistants, or fees of accountants, engineers, surveyors, appraisers or other professionals or experts shall mean reasonable fees; (6) as the context requires, the word "and" may have a joint meaning or a several meaning and the word "or" may have an inclusive meaning or an exclusive meaning; (7) the term "subsidiary" means any registered organization or other organization (i) the majority (by number of votes) of the outstanding voting interests of which is at the time owned or controlled by Grantor, or by one or more subsidiaries of Grantor, or Grantor and one or more subsidiaries of Grantor, or (ii) otherwise controlled by or within the control of Grantor or any subsidiary; (8) all terms used in this Deed of Trust that are not defined in this Deed of Trust or in the Obligations secured hereby, but are defined in the Uniform Commercial Code in effect in the jurisdiction whose laws govern this Deed of Trust, shall have the meaning ascribed to such terms from time to time in said Uniform Commercial Code; (9) any reference contained in this Deed of Trust to specific statutes or laws shall include any successor statutes or laws, as the case may be; (10) headings and captions used in this Deed of Trust are for convenience only, and shall not be used to interpret, construe, define, limit or expand the terms and conditions of this Deed of Trust; (11) this Deed of Trust shall not be applied, interpreted and construed more strictly against a person because that person or that person's attorney drafted this Deed of Trust; and (12) "Deed of Trust" means this Deed of Trust, Assignment of Rents and Security Agreement, together with any and all extensions, renewals, amendments, modifications, restatements, substitutions and replacements hereof or herefor.

     11.17 Cancellation and Period of Deed of Trust. If at any time during the period of this Deed of Trust there is no indebtedness outstanding under any of the Obligations, and all indebtedness and other obligations due and owing under this Deed of Trust and the Obligations, whether by Grantor, some other person or Grantor and some other person (jointly and severally), have been paid and satisfied in full, Beneficiary will, upon written request of Grantor and at Grantor's costs and expense if permitted by applicable law, cause the Trustee to execute and deliver to Grantor a reconveyance or satisfaction of this Deed of Trust. Unless earlier cancelled as provided in the preceding sentence and without extending the due date of any payment and the date of performance of any obligation under any of the Obligations and under this Deed of Trust as set forth herein and therein, and assuming no other provision in this Deed of Trust specifically provides to the contrary, the period of this Deed of Trust (including its lien and security interest) and the period by which all of the terms and conditions of this Deed of Trust are required to be finally and fully performed shall be a date thirty (30) years from the effective date of this Deed of Trust.

     11.18 Stock Purchase Agreement. Notwithstanding anything to the contrary contained herein, any representation or warranty made by the Grantor shall be limited to the period of time commencing on the date Grantor obtained the stock of M. J. Soffe Co. pursuant to the Stock Purchase Agreement and nothing in this Deed of Trust shall be deemed to limit any provisions or duties of the Beneficiary set forth in the Stock Purchase Agreement or any employment agreement between the Grantor and any Beneficiary. MJS Acquisition Company acquired the stock under said Stock Purchase Agreement, had M. J. Soffe Co. merged into it and then it changed its name to M. J. Soffe Co. The Note (as defined herein) was executed by MJS Acquisition Company prior to the merger and name change and is a valid obligation of Grantor.

           (SIGNATURES BEGIN ON THE NEXT PAGE, FOLLOWED BY INFORMATION
                          SCHEDULE, ATTACHMENTS, ETC.)

The undersigned has executed this Deed of Trust as of the effective date stated on the INFORMATION SCHEDULE.




M. J. SOFFE CO.

By: /s/ James F. Soffe
    --------------------------------------
Print Name:  James F. Soffe
           -------------------------------
Title:   President
       -----------------------------------


                            DEED OF TRUST SUPPLEMENT
                             & INFORMATION SCHEDULE




------------------------------------------------- --------------------------------------------------------------------
                    Subject                                                   Information
------------------------------------------------- --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
Effective Date:                                   Date:   October 3, 2003
------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
Grantor:                 Full Legal Name:         M. J. SOFFE CO.
------------------------ ------------------------ --------------------------------------------------------------------
                         Street Address:          One Soffe Drive
                         ------------------------ --------------------------------------------------------------------
                         P.O. Box:
                         ------------------------ --------------------------------------------------------------------
                         City:                    Fayetteville
                         ------------------------ --------------------------------------------------------------------
                         State:                   North Carolina
                         ------------------------ --------------------------------------------------------------------
                         Zip Code:                28302
                         ------------------------ --------------------------------------------------------------------

                         ------------------------ --------------------------------------------------------------------
                         Type of Organization:    Corporation
                         ------------------------ --------------------------------------------------------------------
                         State of Organization:   North Carolina
                         ------------------------ --------------------------------------------------------------------
                         Jurisdiction
                         Organization No.:
                         ------------------------ --------------------------------------------------------------------

                         ------------------------ --------------------------------------------------------------------
                         Chief Executive Office:
                         ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
Beneficiaries:           Full Name:               James F. Soffe
------------------------ ------------------------ --------------------------------------------------------------------
                         Street Address:          822 Shannon Drive
                         ------------------------ --------------------------------------------------------------------
                         P.O. Box:
                         ------------------------ --------------------------------------------------------------------
                         City:                    Fayetteville
                         ------------------------ --------------------------------------------------------------------
                         State:                   North Carolina
                         ------------------------ --------------------------------------------------------------------
                         Zip Code:                28302
                         ------------------------ --------------------------------------------------------------------

                         ------------------------ --------------------------------------------------------------------
                         Full Name:               John D. Soffe
                         ------------------------ --------------------------------------------------------------------
                         Street Address:          822 Shannon Drive
                         ------------------------ --------------------------------------------------------------------
                         P.O. Box:
                         ------------------------ --------------------------------------------------------------------
                         City:                    Fayetteville
                         ------------------------ --------------------------------------------------------------------
                         State:                   North Carolina
                         ------------------------ --------------------------------------------------------------------
                         Zip Code:                28302
                         ------------------------ --------------------------------------------------------------------

                         ------------------------ --------------------------------------------------------------------
                         Full Name:               Anthony M. Cimaglia
                         ------------------------ --------------------------------------------------------------------
                         Street Address:          822 Shannon Drive
                         ------------------------ --------------------------------------------------------------------
                         P.O. Box:
                         ------------------------ --------------------------------------------------------------------
                         City:                    Fayetteville
                         ------------------------ --------------------------------------------------------------------
                         State:                   North Carolina
                         ------------------------ --------------------------------------------------------------------
                         Zip Code:                28302
                         ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
OBLIGATIONS:                                      In this Deed of Trust the term  "Obligations"  shall mean, and this
                                                  Deed of Trust  secures  payment  and  performance  of,  among other indebtedness  and obligations as provided  herein,  each and all of the  following:  (1) the  indebtedness  evidenced by the promissory note dated as of the date  hereof from MJS  Acquisition  Company to
                                                  Beneficiary, and extensions, renewals,  modifications,  amendments, substitutions and replacements  therefor and thereof,  in whole and in  part  ("Note"),  (2)  the  obligation  of  Grantor  to pay  the
                                                  Additional   Consideration   (as  defined  in  the  Stock  Purchase
                                                  Agreement)  to  Beneficiary,  and (3)  the  obligations  under  the
                                                  Security  Agreement  executed  by Grantor  in favor of  Beneficiary dated of even date herewith;  (4) the obligations  under the Pledge
                                                  Agreement in favor of Beneficiary  executed by Delta Apparel,  Inc.
                                                  dated of even date herewith.

------------------------ ------------------------ --------------------------------------------------------------------

------------------------ ------------------------ ----- --------------------------------------------------------------
Permitted Liens:                                  1.    The Senior Lien (as defined in that certain Subordination
                                                        Agreement, dated as of October 3, 2003, among Grantor, Delta
                                                        Apparel, Inc., Beneficiary and Senior Lender, as the same
                                                        may be amended, restated, supplemented or otherwise modified from time to time) subject to the terms and conditions set forth therein, all security interests, mortgages, pledges, liens, charges, and other encumbrances that exist as of the date hereof and are not satisfied and released on the date hereof, and (i) liens securing the payment of taxes,
                                                        assessments or other governmental charges or levies either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Grantor and with respect to which adequate reserves have been set aside on its books; (ii)
                                                        non-consensual statutory liens (other than liens securing
                                                        the payment of taxes) arising in the ordinary course of
                                                        Grantor's business to the extent: (a) such liens secure
                                                        Indebtedness which is not overdue or (b) such liens secure indebtedness relating to claims or liabilities which are
                                                        fully insured and being defended at the sole cost and
                                                        expense and at the sole risk of the insurer or being
                                                        contested in good faith by appropriate proceedings
                                                        diligently pursued and available to Grantor, in each case
                                                        prior to the commencement of foreclosure or other similar
                                                        proceedings and with respect to which adequate reserves have been set aside on its books; and (iii)zoning restrictions, easements, licenses, covenants and other restrictions
                                                        affecting the use of Property in place on the date hereof or which do not interfere in any material respect with the use of such Property or ordinary conduct of the business of
                                                        Grantor as presently conducted thereon or materially impair the value of the Property which may be subject thereto.
------------------------ ------------------------ ----- --------------------------------------------------------------

------------------------ ------------------------ --------------------------------------------------------------------
Jurisdiction whose                                State of North Carolina
Laws Govern Deed of
Trust:
------------------------ ------------------------ --------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                        JURISDICTION SPECIFIC PROVISIONS
----------------------------------------------------------------------------------------------------------------------

--------- ------------------------------------------------------------------------------------------------------------
1. N/A
--------- ------------------------------------------------------------------------------------------------------------



--------- ------------------------------------------------------------------------------------------------------------
2.        REMEDIES - FORECLOSURE  UNDER POWER OF SALE,  ETC.:  Upon and during the continuance of an Event of Default under  SECTION  11.1 or any other  event  defined  in this Deed of Trust as an "Event of  Default",  on the application of Beneficiary,  Trustee shall be obligated,  and is hereby authorized and empowered, to expose at one or more sales and sell the Property  through public auction for cash and the Collateral,  if any, at public or private sales for cash,  after first having  complied with all then  applicable  requirements  of
          North  Carolina law relating to sales under power of sale.  Upon such sales,  Trustee shall convey title to the  purchaser.  Beneficiary  shall  have the  right to bid at any sale  thereunder  through  a credit  bid against the  Obligations,  or otherwise.  Trustee may require the successful  bidder at any sale to deposit immediately  with Trustee cash or certified funds in an amount not to exceed  twenty-five  percent (25%) of the bid,  provided notice of such requirement is contained in the  advertisement  of the sale.  Trustee may reject the bid if the deposit is not immediately  made, and thereupon  Trustee may declare the next highest bidder to be the  purchaser.  Such deposit shall be refunded in case a resale is had;  otherwise,  it shall be applied to the purchase  price.  If Collateral is sold  hereunder,  it need not be at the place of sale.
          The published  notice of public sale,  however,  shall state the time and place where the Collateral may be inspected  prior to sale.  In the event a  proceeding  to exercise  the power of sale  contained  herein is begun but not  completed,  Grantor  shall pay all  expenses  incurred by Trustee  and a partial  commission computed as follows:  one-fourth of the  hereinafter-specified  commission prior to Trustee's issuance of a notice of hearing on the right to foreclose and one-half of the hereinafter-specified  commission after the issuance  of  such  notice  and  prior  to  sale.  Such  expenses  and  partial  commission  may be paid by
          Beneficiary on behalf of Grantor but, in any event,  shall be secured by this Deed of Trust.  The foregoing shall in no way be construed to limit the powers of sale or restrict the discretion  Trustee may have under the provisions of Article 2A of Chapter 45 of the North  Carolina  General  Statutes,  as the same may from time to time be amended,  or such other laws as Beneficiary or Trustee may be proceeding under,  including, without  limitation,  the laws  relating to judicial  foreclosure  if such is  determined  to be either the necessary or appropriate process to follow in foreclosing on the lien of this Deed of Trust.

          Each legal, equitable or contractual right, power and remedy of Beneficiary or  Trustee  now  or  hereafter provided herein or by law or otherwise shall be cumulative and concurrent and shall be in addition to every other  right,  power and  remedy.  The  exercise or  beginning  of the exercise of any one or more of  such rights,  powers and remedies shall not preclude  the  simultaneous  or later  exercise of any or  all  such other rights,  powers and remedies and without limiting the foregoing, Trustee may  sell  the  Property and
          Collateral separately or together, as a whole or in parts or parcels,  at one  or  more sales  conducted at different times and places. Unless a different order  of  application  is  mandated  under  applicable law, proceeds derived from any sale as provided above shall  be  applied  to  pay,  first,  costs  and expenses, including, without limitation, Trustee's  reasonable  commission  calculated  using  standard  hourly rates in the event of sale, reasonable  attorneys'  fees  and  fees of legal assistants, as well as fees of other professionals such as accountants, reasonable auctioneers'  fees  if  such  expenses  have  been  incurred, and any other expenses or advances made or incurred in the  protection of the rights of Trustee  or in  the
          pursuit of any remedy hereunder; second, to taxes and  assessments  due  and  unpaid,   if Trustee deems it
          appropriate to do so;  third, to  the  payment  of  any  indebtedness  and  other  obligations  (including, without limitation,  principal,  interest, fees, premiums, penalties, charges and costs and expenses on the
          Obligations) secured by this Deed  of Trust in such order as may  be  directed  by Beneficiary; and fourth, the  balance,  if any, to the person or  persons  entitled thereto,  or if  a conflict  exists  as  to  the person or persons entitled thereto,  to  the Clerk of Superior Court of the county in which the foreclosure sale was held.
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3.        JOINDER BY  TRUSTEE:  The Trustee shall not be required to join in a modification, amendment or other change to this Deed of Trust and the lack of joinder by the Trustee  shall not negate,  impair or void this Deed of
          Trust, or this Deed of Trust as modified, amended or changed.
--------- ------------------------------------------------------------------------------------------------------------

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4.        SUBSTITUTION  OF  TRUSTEE.  Beneficiary  shall at any time have the  irrevocable  right to  remove  Trustee herein  named  without  notice or cause and to appoint his  successor  by an  instrument  in writing,  duly acknowledged,  in such form as to entitle such written instrument to be recorded in North Carolina.  In the event of the death,  cessation of business,  termination  of existence  or  resignation  of Trustee  herein named,  Beneficiary shall have the right to appoint his successor by such written  instrument.  Any Trustee so appointed  shall be vested with the title to the Property or the  Collateral  and shall  possess all the powers,  duties and  obligations  herein  conferred on Trustee in the same manner and to the same extent as though he were named herein as Trustee.
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------------------------------------- --------------------------------------------------------------------------------



GRANTOR'S INITIALS: _________________________                GRANTOR'S INITIALS: __________________________


                               ACKNOWLEDGMENTS TO
                                  DEED OF TRUST

STATE OF
         -----------------------------------
COUNTY OF
          ----------------------------------

I, a Notary Public for  the  County and State  aforesaid, do hereby certify that

------------------------------------------------------ personally came before me this day and acknowledged that he/she is the
                                             -----------------------------------

of  M.  J.  Soffe  Co.,  a North  Carolina  corporation,  and  that  he/she,  as

                                   , being  authorized  to  do  so, executed the
----------------------------------

foregoing on behalf of the corporation.

Witness my hand and official  seal,  this the                             day of
                                               ---------------------------
                   ,
------------------  ----------------.

My Commission Expires:
                       -----------------   -------------------------------------
                                                       Notary Public
(Affix Notary Seal)

                                    EXHIBIT A
                                TO DEED OF TRUST
                            (Description Of Property)